UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2014

CELLULAR DYNAMICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-36021 (Commission File Number)	26-1737267 (IRS Employer Identification No.)

525 Science Drive Madison, Wisconsin (Address of principal executive offices)	53711 (Zip Code)

Registrant’s telephone number, including area code:  (608) 310-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 10, 2014 Cellular Dynamics International, Inc. (“CDI”) issued a press release announcing that its Chief Executive Officer Bob Palay is scheduled to present at the 32nd Annual J.P. Morgan Healthcare Conference at 4:30 p.m. PST, Tuesday, January 14, 2014.

CDI’s presentation will be webcast live at:  http://jpmorgan.metameetings.com/confbook/healthcare14/directlink.php?ticker=ICEL

Written presentation materials will be available at its website within the Investor Relations section after 8:00 a.m. CST Monday, January 13, 2014.

A copy of CDI’s press release is furnished as Exhibit 99.1 hereto.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section.  The information in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.	Exhibits
(d)	Exhibits

	Exhibit No	Description
	99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 10, 2014

CELLULAR DYNAMICS

INTERNATIONAL, INC.

By:

/s/ Robert J. Palay

Robert J. Palay
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release

4